UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 2, 2020

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50912	88-0225318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3990 Vitruvian Way, Suite 1152, Addison, Texas 75001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 803-5337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Quick Capital, LLC Convertible Note Transaction

On October 12, 2020, American International Holdings Corp. (the “Company”, “we” or “us”) entered into a Securities Purchase Agreement with Quick Capital LLC an accredited investor (“Quick Capital”), pursuant to which the Company sold Quick Capital a convertible promissory note in the principal amount of $56,750 (the “Quick Capital Note”) in consideration for a $52,750 payment. The principal amount of the Quick Capital Note includes an advancement of legal fees equal to Quick Capital of $2,750 and carries a lump-sum interest payment for the entire twelve (12) months of the note, at eight percent (8%) per annum, equal to $4,000 which was capitalized upon the entry into the note. The Quick Capital Note has a maturity date of October 12, 2021. Among other requirements, the Securities Purchase Agreement requires us to cause the par value of our common stock to be reduced below $0.00001, if the closing bid price of our common stock shall ever fall below $0.001 per share. Upon an event of default, the Quick Capital Note accrues interest at the lesser of 24% per annum and the highest rate provided by law.

The Company has the right to prepay the Quick Capital Note at any time during the first six months the note is outstanding at the rate of (a) 115% of the unpaid principal amount of the note plus interest, during the first 60 days the note is outstanding, (b) 125% of the unpaid principal amount of the note plus interest between days 61 and 120 after the issuance date of the note, and (c) 135% of the unpaid principal amount of the note plus interest between days 121 and 180 after the issuance date of the note. The Quick Capital Note may not be prepaid after the 180th day following the issuance date, unless Quick Capital agrees to such repayment and such terms.

The Quick Capital Note contains covenants preventing us from repurchasing any stock, borrowing any money, selling any significant portion of its assets, making any advances and requiring the Company, upon the receipt of any funds and with notice to Quick Capital, to use such funds to repay the Quick Capital Note.

Quick Capital may in its option, at any time after the date of the note, convert the outstanding principal and interest on the Quick Capital Note into shares of our common stock at a conversion price per share equal to the lesser of a) $0.50 per share, b) 60% (the “Discount”) of the lowest daily volume weighted average price per share (“VWAP”) of our common stock during the 10 days trading days prior to the date of conversion; and c) 60% of the lowest daily VWAP of our common stock during the 10 days trading days prior to the date of the Quick Capital Note. The conversion price is adjustable downward if within three business days of the date of any conversion notice, the Company’s common stock has a closing bid price 5% or lower than the conversion rate set forth in the notice of conversion. The Discount decreases by 10% in the event the Company’s common stock is not eligible to be delivered via DWAC and decreases by an additional 15% if the Company’s common stock is ‘chilled’ by the DTC system (while such ‘chill is in place’). Separately, if the Company ceases to be a reporting company or the note cannot be converted into free trading shares 181 days after the date of the note, the Discount decreases by an additional 15%. Quick Capital can deduct $750 from each conversion amount to cover its deposit fees. The conversion rate is also subject to a favored nations provision (subject to certain exceptions), allowing Quick Capital to use any more favorable conversion terms of other parties converting securities of the Company. The conversion rate is also further adjustable in the event of the occurrence of certain major transaction announcements. In the event the conversion price falls below $0.01 per share at any time, the Discount is lowered to 40% and $15,000 is added to the principal amount of the note. We are also required to pay certain penalties in the event we fail to timely deliver stock upon conversion of the Quick Capital Note.

We agreed to reserve a number of shares of our common stock which may be issuable upon conversion of the Quick Capital Note at all times (initially 2,000,000 shares), and that the amount of the note increases by $5,000 each time Quick Capital asks us to increase such reserve, and we fail to increase such reserve within three business days.

The Quick Capital Note provides for standard and customary events of default such as failing to timely make payments under the Quick Capital Note when due, the failure of the Company to timely comply with the Securities Exchange Act of 1934, as amended, reporting requirements and the failure to maintain a listing on the OTC Markets. The Quick Capital Note also contains customary positive and negative covenants. The Quick Capital Note includes penalties and damages payable to Quick Capital in the event we do not comply with the terms of such note, including in the event we do not issue shares of common stock to Quick Capital upon conversion of the note within the time periods set forth therein. Additionally, upon the occurrence of certain defaults, as described in the Quick Capital Note, we are required to pay Quick Capital significant liquidated damages in addition to the amount owed under the Quick Capital Note. The note also includes various other penalties, triggers which increase the principal amount of the note, and increased conversion discount rights, which apply under various circumstances upon our failure to comply with the terms of the Quick Capital Note. The Quick Capital Note also includes piggy back registration rights and in the event we fail to comply with such rights, the amount of the note increases by 25% (but not less than $15,000).

Additionally, in the event that Quick Capital delivers an opinion to us to enable it to sell the shares of common stock issuable upon conversion of the note and we fail to accept the opinion within three business days, we are required to pay Quick Capital a penalty of 5% of the outstanding amount of the Note per day, plus accrued and unpaid interest, payable in cash or shares at the option of Quick Capital.

The Quick Capital Note includes a most favored nations provision which allows Quick Capital the right to modify the Quick Capital Note to provide for any more favorable terms offered in any future financing transaction, subject to certain limited exceptions.

At no time may the Quick Capital Note be converted into shares of our common stock if such conversion would result in Quick Capital and its affiliates owning an aggregate of in excess of 4.99% of the then outstanding shares of our common stock.

We hope to repay the Quick Capital Note prior to any conversion. In the event that the Quick Capital Note is not repaid in cash in its entirety, Company shareholders may suffer significant dilution if, and to the extent that, the balance of the Quick Capital Note is converted into common stock.

The description of the Quick Capital Note and Securities Purchase Agreement above is not complete and is qualified in its entirety by the full text of the Quick Capital Note and Securities Purchase Agreement, filed herewith as Exhibits 10.4 and 10.3, respectively, which are incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the Quick Capital Note is incorporated by reference in its entirety into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

As described above in Item 1.01, which disclosures are incorporated by reference in this Item 3.02 in their entirety, on October 12, 2020, we sold Quick Capital the Quick Capital Note in the principal amount of $56,750. The Quick Capital Note is convertible into our common stock at a discount to the trading price of our common stock as described in greater detail above and in such note. We claim an exemption from registration for the issuance of such convertible note pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance did not involve a public offering, the recipient was (i) an “accredited investor”; and/or (ii) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Assuming no event of default occurs under the Quick Capital Note, the principal amount, and accrued interest on the Quick Capital Note through maturity, could, convert into a maximum of 439,186 shares of our common stock, based on a conversion price equal to $0.129216 per share (a 40% discount to the average of the VWAPs in the 10 trading days prior to November 13, 2020), which amount is subject to change (and increase) based on the trading price of the Company’s common stock and the other terms of the note, and may not represent the current conversion price of the note.

Item 5.01 Changes in Control of Registrant.

On October 2, 2020, Jacob D. Cohen, the Chief Executive Officer and member of the Board of Directors of the Company entered into Stock Purchase Agreements with each of (a) Esteban Alexander, the Chief Operating Officer and member of the Board of Directors of the Company, and (b) Luis Alan Hernandez, the Chief Marketing Officer and member of the Board of Directors of the Company (collectively, the “Preferred Holders” and the “Stock Purchase Agreements”).

Pursuant to the Stock Purchase Agreements, Mr. Alexander agreed to sell 7,000,000 shares of common stock of the Company which he held to Mr. Cohen, which rights to such shares were assigned by Mr. Cohen to Cohen Enterprises, Inc., which entity he controls (“Cohen Enterprises”), in consideration for an aggregate of $1,500 as well as for the amount of services provided by Mr. Cohen to the Company; and Mr. Hernandez agreed to sell 4,000,000 shares of common stock of the Company which he held to Cohen Enterprises, in consideration for an aggregate of $1,000 as well as for the amount of services provided by Mr. Cohen to the Company. The sales closed on November 5, 2020.

One of the reasons that Mr. Alexander and Mr. Hernandez agreed to the terms of the Stock Purchase Agreements (including the sale of the shares of common stock of the Company at below market value), is because (a) each of Mr. Cohen, Mr. Alexander, and Mr. Hernandez were all appointed as officers and directors of the Company at the same time in April 2019, with the intention that such persons would provide a relatively equal amount of services to the Company in the roles as officers and directors thereof; (b) since such appointment date Mr. Cohen has been required to provide a disproportionate amount of services to the Company; and (c) each of Mr. Alexander and Mr. Hernandez desired to provide additional consideration to Mr. Cohen for such disproportionate level of service.

A condition to the Stock Purchase Agreements is that each of Mr. Alexander and Mr. Hernandez resign as a member of the Board of Directors of the Company by no later than January 15, 2021, provided that as of the date of this filing Mr. Alexander and Mr. Hernandez continue to serve as a member of the Board of Directors and have not yet resigned as members of the Board of Directors.

A further requirement to the terms of the Stock Purchase Agreements was that each of Mr. Alexander and Mr. Hernandez take such actions necessary and which may be requested from time to time by Mr. Cohen, to affect the cancellation of the one share of Series A Preferred Stock of the Company held by each of them, for no consideration (including, but not limited to, without the required payment by the Company of the $1 redemption price described in the designation of such Series A Preferred Stock).

For so long as any shares of Series A Preferred Stock remain issued and outstanding, the holders thereof, voting separately as a class, have the right to vote on all shareholder matters (including, but not limited to at every meeting of the stockholders of the Company and upon any action taken by stockholders of the Company with or without a meeting) equal to sixty percent (60%) of the total vote (the “Total Series A Vote” and the “Voting Rights”). As of the date of this filing, there are three shares of Series A Preferred Stock issued and outstanding. The two shares held by Mr. Alexander and Mr. Hernandez and one share held by Mr. Cohen.

As such, upon cancellation of the two shares of Series A Preferred Stock held by Mr. Alexander and Mr. Hernandez (one share each), and in connection with the sale of the shares of common stock, discussed above, Mr. Cohen will become the sole controlling stockholder of the Company and will have the right to vote 20 million shares of common stock (representing 46.0% of the Company’s outstanding common stock, as of the date of this filing); one share of Series A Preferred Stock (representing 100% of the Company’s outstanding Series A Preferred Stock, and the full 60% voting power of such Series A Preferred Stock); and 85,233,353 total voting shares, as of the date of this filing (representing 78.4% of the Company’s total voting shares, as of the date of this filing). Before such transactions, each of Mr. Cohen, Mr. Alexander and Mr. Hernandez had voting control of the Company.

The shares of Series A Preferred Stock held by Mr. Alexander and Mr. Hernandez were canceled on November 6, 2020.The common shares were also transferred to Mr. Cohen on November 6, 2020.

The description of the Stock Purchase Agreements above is not complete and is qualified in its entirety by the full text of the Stock Purchase Agreements, filed herewith as Exhibits 10.1 and 10.2, respectively, which are incorporated by reference in this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed above in Item 5.01, which information is incorporated into this Item 5.02 in its entirety, in connection with their entry into the Stock Purchase Agreements, Mr. Alexander and Mr. Hernandez each agreed to resign as members of the Board of Directors of the Company before January 15, 2021. Such resignation from the Board of Directors is not in connection with a disagreement with the Company or any officer of the Company. The Company will file a subsequent Current Report on Form 8-K to report the date(s) that each of Mr. Alexander and Mr. Hernandez formally resigns from the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Stock Purchase Agreement dated October 2, 2020, by and between Jacob Cohen and Luis Alan Hernandez
10.2*	Stock Purchase Agreement dated October 2, 2020, by and between Jacob Cohen and Estaban Alexander
10.3*	Securities Purchase Agreement between Quick Capital, LLC and American International Holdings Corp., dated October 12, 2020
10.4*	$56,750 Convertible Promissory Note between Quick Capital, LLC and American International Holdings Corp., dated October 12, 2020

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL HOLDINGS CORP.

Dated: November 17, 2020	By:	/s/ Jacob D. Cohen
	Name:	Jacob D. Cohen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Stock Purchase Agreement dated October 2, 2020, by and between Jacob Cohen and Luis Alan Hernandez
10.2*	Stock Purchase Agreement dated October 2, 2020, by and between Jacob Cohen and Estaban Alexander
10.3*	Securities Purchase Agreement between Quick Capital, LLC and American International Holdings Corp., dated October 12, 2020
10.4*	$56,750 Convertible Promissory Note between Quick Capital, LLC and American International Holdings Corp., dated October 12, 2020

* Filed herewith.